SUPPLEMENT

DATED APRIL 26, 2012 TO

THE HARTFORD GLOBAL ALL-ASSET FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED JANUARY 30, 2012

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. (the “Board”) on February 1, 2012, the Board approved changes to the fee structure of The Hartford Global All-Asset Fund (the “Fund”).  Specifically, additional breakpoints were added to the contractual management fee schedule for the Fund, lower contractual expense limitations now apply to each class of the Fund’s shares, and temporary contractual expense limitations will lower the expense limitations on Classes A, C, I, R3 and R4 by an additional 0.10% and on Classes R5 and Y by an additional 0.05% until February 28, 2013.  Accordingly, effective immediately, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.             Under the heading “YOUR EXPENSES” in the Summary Prospectus and the heading “SUMMARY SECTION — YOUR EXPENSES” in the Prospectus, the Shareholder Fees and Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense examples, are deleted and replaced with the following:

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None
Exchange fees	None	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	C	I	R3	R4	R5	Y
Management fees (*)	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and service (12b-1) fees	0.25%	1.00%	—	0.50%	0.25%	—	—
Other expenses	0.25%	0.24%	0.22%	0.34%	0.29%	0.24%	0.13%
Acquired Fund fees and expenses	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total annual fund operating expenses	1.44%	2.18%	1.16%	1.78%	1.48%	1.18%	1.07%
Fee waiver and/or expense reimbursement (*)(2)(3)	0.26%	0.25%	0.23%	0.35%	0.35%	0.25%	0.19%
Total annual fund operating expenses after fee waiver and/or expense reimbursement (*)(2)(3)	1.18%	1.93%	0.93%	1.43%	1.13%	0.93%	0.88%

(*)         Expense information in the table has been restated to reflect current fees.

(1)          For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)          The Investment Manager has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund.  This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

(3)          Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions,

acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.15% (Class A), 1.90% (Class C), 0.90% (Class I), 1.40% (Class R3), 1.10% (Class R4), 0.90% (Class R5) and 0.85% (Class Y).  This contractual arrangement will remain in effect until February 28, 2013.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  This contractual arrangement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

EXAMPLE. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$664	$956	$1,270	$2,158
C	$296	$658	$1,147	$2,494
I	$95	$346	$616	$1,388
R3	$146	$526	$932	$2,066
R4	$115	$434	$775	$1,738
R5	$95	$350	$625	$1,410
Y	$90	$321	$572	$1,289

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$664	$956	$1,270	$2,158
C	$196	$658	$1,147	$2,494
I	$95	$346	$616	$1,388
R3	$146	$526	$932	$2,066
R4	$115	$434	$775	$1,738
R5	$95	$350	$625	$1,410
Y	$90	$321	$572	$1,289

2.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE” in the Prospectus, the second paragraph is deleted and replaced with the following:

The management fee set forth in the Fund’s investment advisory agreement is 0.950% of the first $250 million, 0.900% of the next $250 million, 0.800% of the next $500 million, 0.730% of the next $1.5 billion, 0.700% of the next $2.5 billion, 0.660% of the next $5 billion and 0.655% in excess of $10 billion annually of the Fund’s average daily net assets.

3.             Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — EXPENSE CAPS AND WAIVERS” in the Prospectus, the last paragraph is deleted and replaced with the following:

The Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.25% (Class A), 2.00% (Class C), 1.00% (Class I), 1.50% (Class R3), 1.20% (Class R4), 0.95% (Class R5) and 0.90% (Class Y).  This contractual arrangement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

This Supplement should be retained with your Prospectus for future reference.

HV-7148	April 2012